                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


I. RECONCILIATION OF COLLECTION ACCOUNT:
     End of Period Collection Account Balance as of Prior Payment Date:                                                 483,916.24
     Available Funds:
        Contract Payments due and received in this period                                                             4,474,519.44
        Contract Payments due in prior period(s) and received in this period                                            398,610.26
        Contract Payments received in this period for next period                                                       178,965.90
        Sales, Use and Property Tax, Maintenance, Late Charges                                                          118,896.89
        Prepayment Amounts related to early termination in this period                                                  663,103.16
        Servicer Advance                                                                                                455,370.61
        Proceeds received from recoveries on previously Defaulted Contracts                                                   0.00
        Transfer from Reserve Account                                                                                     6,154.93
        Interest earned on Collection Account                                                                            14,756.01
        Interest earned on Affiliated Account                                                                               755.87
        Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                           0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01
          (Substituted contract < Predecessor contract)                                                                       0.00
        Amounts paid under insurance policies                                                                                 0.00
        Any other amounts                                                                                                     0.00

                                                                                                                     -------------
     Total Available Funds                                                                                            6,795,049.31
     Less: Amounts to be Retained in Collection Account                                                                 628,907.65
                                                                                                                     -------------
     AMOUNT TO BE DISTRIBUTED                                                                                         6,166,141.66
                                                                                                                     =============


     DISTRIBUTION OF FUNDS:
        1. To Trustee -  Fees                                                                                                 0.00
        2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                   398,610.26
        3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                   a) Class A1 Principal and Interest                                                                         0.00
                   a) Class A2 Principal (distributed after A1 Note matures) and Interest                                     0.00
                   a) Class A3 Principal (distributed after A2 Note matures) and Interest                             4,279,694.11
                   a) Class A4 Principal (distributed after A3 Note matures) and Interest                               595,956.85
                   b) Class B Principal and Interest                                                                     83,445.95
                   c) Class C Principal and Interest                                                                    167,563.53
                   d) Class D Principal and Interest                                                                    113,644.04
                   e) Class E Principal and Interest                                                                    150,211.29

        4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                            0.00
        5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                   a) Residual Interest (Provided no Restricting or Amortization Event in effect)                        40,571.34
                   b) Residual Principal (Provided no Restricting or Amortization Event in effect)                      139,400.97
                   c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)              6,154.93
        6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                   134,408.77
        7. To Servicer, Servicing Fee and other Servicing Compensations                                                  56,479.62
                                                                                                                     -------------
     TOTAL FUNDS DISTRIBUTED                                                                                          6,166,141.66
                                                                                                                     =============
                                                                                                                     -------------
     End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}         628,907.65
                                                                                                                     =============
II. RESERVE ACCOUNT

Beginning Balance                                                                                                    $2,702,437.25
     - Add Investment Earnings                                                                                            6,154.93
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                         0.00
     - Less Distribution to Certificate Account                                                                           6,154.93
                                                                                                                     -------------
End of period balance                                                                                                $2,702,437.25
                                                                                                                     =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                            $2,702,437.25
                                                                                                                     =============

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                              Pool A                                            106,103,915.16
                              Pool B                                             26,434,445.95
                                                                                --------------
                                                                                                          132,538,361.11
Class A Overdue Interest, if any                                                          0.00
Class A Monthly Interest - Pool A                                                   629,679.17
Class A Monthly Interest - Pool B                                                   156,876.58

Class A Overdue Principal, if any                                                         0.00
Class A Monthly Principal - Pool A                                                2,941,337.46
Class A Monthly Principal - Pool B                                                1,147,757.75
                                                                                --------------
                                                                                                            4,089,095.21
Ending Principal Balance of the Class A Notes
                              Pool A                                            103,162,577.70
                              Pool B                                             25,286,688.20
                                                                                --------------            --------------
                                                                                                          128,449,265.90
                                                                                                          ==============


-----------------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000            Ending Principal
Original Face $237,814,000       Original Face $237,814,000           Balance Factor
                $ 3.307441                          $ 17.194510                54.012491%
-----------------------------------------------------------------------------------------


IV. CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                              Class A1                                                   0.00
                              Class A2                                                   0.00
                              Class A3                                          33,487,361.11
                              Class A4                                          99,051,000.00

                                                                                -------------

Class A Monthly Interest                                                                                  132,538,361.11
                              Class A1 (Actual Number Days/360)                          0.00
                              Class A2                                                   0.00
                              Class A3                                             190,598.90
                              Class A4                                             595,956.85

                                                                                -------------

Class A Monthly Principal
                              Class A1                                                   0.00
                              Class A2                                                   0.00
                              Class A3                                           4,089,095.21
                              Class A4                                                   0.00

                                                                                -------------
                                                                                                            4,089,095.21
Ending Principal Balance of the Class A Notes
                              Class A1                                                   0.00
                              Class A2                                                   0.00
                              Class A3                                          29,398,265.90
                              Class A4                                          99,051,000.00

                                                                                --------------            --------------
                                                                                                          128,449,265.90
                                                                                                          ==============


Class A3
-----------------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000            Ending Principal
Original Face $65,098,000        Original Face $65,098,000            Balance Factor
                $ 2.927876                          $ 62.814452               45.160014%
-----------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                                     Pool A                                     1,808,864.60
                                     Pool B                                       450,664.29
                                                                                ------------
                                                                                                            2,259,528.89

Class B Overdue Interest, if any                                                        0.00
Class B Monthly Interest - Pool A                                                  11,003.93
Class B Monthly Interest - Pool B                                                   2,741.54
Class B Overdue Principal, if any                                                       0.00
Class B Monthly Principal - Pool A                                                 50,136.43
Class B Monthly Principal - Pool B                                                 19,564.05
                                                                                ------------
                                                                                                               69,700.48
Ending Principal Balance of the Class B Notes
                                     Pool A                                     1,758,728.17
                                     Pool B                                       431,100.24
                                                                                ------------              --------------
                                                                                                            2,189,828.41
                                                                                                          ==============


-----------------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000            Ending Principal
Original Face $4,054,000         Original Face $4,054,000             Balance Factor
                $ 3.390594                          $ 17.193014                54.016488%
-----------------------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                                     Pool A                                     3,616,948.17
                                     Pool B                                       901,109.59
                                                                                -------------
                                                                                                          4,518,057.76

Class C Overdue Interest, if any                                                        0.00
Class C Monthly Interest - Pool A                                                  22,545.64
Class C Monthly Interest - Pool B                                                   5,616.92
Class C Overdue Principal, if any                                                       0.00
Class C Monthly Principal - Pool A                                                100,272.87
Class C Monthly Principal - Pool B                                                 39,128.10
                                                                                -------------
                                                                                                            139,400.97
Ending Principal Balance of the Class C Notes
                                     Pool A                                     3,516,675.30
                                     Pool B                                       861,981.49
                                                                                -------------             ------------
                                                                                                          4,378,656.79
                                                                                                          ============


-----------------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000            Ending Principal
Original Face $8,107,000         Original Face $8,107,000             Balance Factor
                $ 3.473857                          $ 17.195136                54.010815%
-----------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                                    Pool A                                      2,411,559.10
                                    Pool B                                        600,812.74
                                                                                ------------
                                                                                                          3,012,371.84

Class D Overdue Interest, if any                                                        0.00
Class D Monthly Interest - Pool A                                                  16,579.47
Class D Monthly Interest - Pool B                                                   4,130.59
Class D Overdue Principal, if any                                                       0.00
Class D Monthly Principal - Pool A                                                 66,848.58
Class D Monthly Principal - Pool B                                                 26,085.40
                                                                                ------------
                                                                                                             92,933.98
Ending Principal Balance of the Class D Notes
                                    Pool A                                      2,344,710.52
                                    Pool B                                        574,727.34
                                                                                ------------              ------------
                                                                                                          2,919,437.86
                                                                                                          ============


-----------------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000            Ending Principal
Original Face $5,405,000         Original Face $5,405,000             Balance Factor
                $ 3.831648                          $ 17.194076                54.013651%
-----------------------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                                    Pool A                                      3,014,253.67
                                    Pool B                                        750,961.15
                                                                                ------------
                                                                                                          3,765,214.82

Class E Overdue Interest, if any                                                        0.00
Class E Monthly Interest - Pool A                                                  27,253.88
Class E Monthly Interest - Pool B                                                   6,789.94
Class E Overdue Principal, if any                                                       0.00
Class E Monthly Principal - Pool A                                                 83,560.72
Class E Monthly Principal - Pool B                                                 32,606.75
                                                                                ------------
                                                                                                            116,167.47
Ending Principal Balance of the Class E Notes
                                    Pool A                                      2,930,692.95
                                    Pool B                                        718,354.40
                                                                                ------------              ------------
                                                                                                          3,649,047.35
                                                                                                          ============


-----------------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000            Ending Principal
Original Face $6,756,000         Original Face $6,756,000             Balance Factor
                $ 5.039050                          $ 17.194711                54.011950%
-----------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                                    Pool A                                      3,617,514.17
                                    Pool B                                        901,268.29
                                                                                ------------
                                                                                                          4,518,782.46

Residual Interest - Pool A                                                         32,884.87
Residual Interest - Pool B                                                          7,686.47
Residual Principal - Pool A                                                       100,272.87
Residual Principal - Pool B                                                        39,128.10
                                                                                ------------
                                                                                                            139,400.97
Ending Residual Principal Balance
                                    Pool A                                      3,517,241.30
                                    Pool B                                        862,140.19
                                                                                ------------              ------------
                                                                                                          4,379,381.49
                                                                                                          ============


X. PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                                          56,479.62
 - Servicer Advances reimbursement                                                                        398,610.26
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                        134,408.77
                                                                                                          ----------
Total amounts due to Servicer                                                                             589,498.65
                                                                                                          ==========

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                  120,573,054.85

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                     0.00

   Decline in Aggregate Discounted Contract Balance                                                                 3,342,428.94

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                  --------------
      ending of the related Collection Period                                                                     117,230,625.91
                                                                                                                  ==============

   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                            3,024,097.14

       - Principal portion of Prepayment Amounts                                                    318,331.80

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                      0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                           0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                    0.00

                                                                                                --------------
                                    Total Decline in Aggregate Discounted Contract Balance        3,342,428.94
                                                                                                ==============

POOL B

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      beginning of the related Collection Period                                                                   30,039,262.01

   Aggregate Discounted Contract Balance of Additional Contracts acquired during
      Collection Period                                                                                                     0.00

   Decline in Aggregate Discounted Contract Balance                                                                 1,304,270.16

   Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
      ending of the related Collection Period                                                                     --------------
                                                                                                                   28,734,991.85
                                                                                                                  ==============

   Components of Decline in Aggregate Discounted Contract Balance:
       - Principal portion of Contract Payments  and Servicer Advances                              963,777.90

       - Principal portion of Prepayment Amounts                                                    340,492.26

       - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

       - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
              Contracts during the Collection Period                                                      0.00

       - Aggregate Discounted Contract Balance of Substitute Contracts added during
              Collection Period                                                                           0.00

       - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
              during Collection Period                                                                    0.00

                                                                                                --------------
                                    Total Decline in Aggregate Discounted Contract Balance        1,304,270.16
                                                                                                ==============
                                                                                                                  --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                 145,965,617.76
                                                                                                                  ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

  POOL A

                                          Discounted             Predecessor      Discounted
  Lease #     Lessee Name                 Present Value          Lease #          Present Value
  ----------  --------------------------  ---------------------  ---------------  --------------------------
  3024-003    RADNET MANAGEMENT II, INC.          $1,289,113.68  1667-003                      $1,466,069.44
              CASH                                  $176,955.76










                                          ---------------------                   --------------------------
                                 Totals:          $1,466,069.44                                $1,466,069.44

  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                     $1,466,069.44
  b) ADCB OF POOL A AT CLOSING DATE                                                          $211,061,551.13
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                      0.69%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

                                                                 -----------------
a)  Total discounted Contract Balance of Predecessor Receivables             $0.00
b)  Total discounted Contract Balance of Substitute Receivables              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD         YES [  ]        NO [X]

  POOL B
                                                                                  Predecessor
                                          Discounted             Predecessor      Discounted
  Lease #     Lessee Name                 Present Value          Lease #          Present Value
  ----------  --------------------------  ---------------------  ---------------  --------------------------
              NONE









                                          ---------------------                   --------------------------
                                 Totals:                  $0.00                                        $0.00


  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                             $0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                           $59,182,173.57
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                       0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER
  HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

                                                                 -----------------
a)  Total discounted Contract Balance of Predecessor Receivables             $0.00
b)  Total discounted Contract Balance of Substitute Receivables              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD         YES [  ]        NO [X]

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

   POOL A - NON-PERFORMING

                                                                                  Predecessor
                                                Discounted       Predecessor      Discounted
  Lease #     Lessee Name                       Present Value    Lease #          Present Value
  ----------  --------------------------        ---------------  ---------------  --------------------------
   2841-001   Medical Imaging Co. Inc.             1,121,500.51  2207-001                        $551,274.29
   2004383-1  Robert Wood Johnson University         512,828.61  2207-002                      $1,160,782.50
   2005209-2  Memorial Regional Medical Center       252,655.70  2207-003                        $181,136.33
              Cash                                     6,208.31
   2875-007   MRI of River North, Inc. et al.      1,629,015.55  2337-001                      $1,215,773.70
   3024-003   Radnet Management II, Inc.           1,495,882.60  4283-401                        $286,487.54
                                                                 2314-002                      $1,209,395.06




                                                ---------------                   --------------------------
                                       Totals:    $5,018,091.28                                $4,604,849.42

   a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                             $4,604,849.42
   b) ADCB OF POOL A AT CLOSING DATE                                                         $211,061,551.13
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                     2.18%

                                                                 -----------------
a)  Total discounted Contract Balance of Predecessor Receivables     $1,495,882.60
b)  Total discounted Contract Balance of Substitute Receivables      $1,495,882.60
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD         YES [X]        NO [ ]


POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                  Predecessor
                                          Discounted             Predecessor      Discounted
  Lease #     Lessee Name                 Present Value          Lease #          Present Value
  ----------  --------------------------  ---------------------  ---------------  --------------------------
              NONE









                                          ---------------------                   --------------------------
                                 Totals:                  $0.00                                        $0.00


    a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                       $0.00
    b) ADCB OF POOL B AT CLOSING DATE                                                         $59,182,173.57
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                    0.00%

  * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
    THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION
    HAS BEEN FILED.

                                                                 -----------------
a)  Total discounted Contract Balance of Predecessor Receivables             $0.00
b)  Total discounted Contract Balance of Substitute Receivables              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD         YES [  ]        NO [X]

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2001

XV. POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                     TOTAL OUTSTANDING CONTRACTS
   This Month                       1,040,547.02      This Month                      145,965,617.76
   1 Month Prior                    1,449,596.57      1 Month Prior                   150,612,316.86
   2 Months Prior                   3,110,514.92      2 Months Prior                  160,438,519.93

   Total                            5,600,658.51      Total                           457,016,454.55

   a) 3 MONTH AVERAGE               1,866,886.17      b) 3 MONTH AVERAGE              152,338,818.18

   c) a/b                                   1.23%


2. Does a Delinquency Condition Exist (1c > 6% )?                                YES [  ]        NO [X]

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                         YES [  ]        NO [X]

   B. An Indenture Event of Default has occurred and is then continuing?         YES [  ]        NO [X]


4. Has a Servicer Event of Default occurred?                                     YES [  ]        NO [X]


5. Amortization Event Check

   A. Is 1c  > 8% ?                                                              YES [  ]        NO [X]

   B. Bankruptcy, insolvency, reorganization; default/violation of any
      covenant or obligation not remedied within 90 days?                        YES [  ]        NO [X]

   C. As of any Determination date, the sum of all defaulted contracts
      since the Closing date exceeds 6% of the ADCB on the Closing Date?         YES [  ]        NO [X]



6. Aggregate Discounted Contract Balance at Closing Date                         Balance $270,243,724.70
                                                                                 -----------------------


DELINQUENT LEASE SUMMARY

Days Past Due                Current Pool Balance           # Leases
-------------                --------------------           --------
      31 - 60                        8,520,008.40                 22
      61 - 90                        4,900,342.15                  9
     91 - 180                        3,110,514.92                 18



Approved By:
Matthew E. Goldenberg
Assistant Treasurer